EXHIBIT 24 -- POWERS OF ATTORNEY POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Joseph Ferrante, appoints Robert E. Swanson and Martin V. Quinn, and each of them, as his true and lawful attorneys-in-fact with full power to act and do all things necessary, advisable or appropriate, in their discretion, to execute on his behalf as an Independent Trustee of Ridgewood Electric Power Trust II, Ridgewood Electric Power Trust III and Ridgewood Electric Power Trust V, the Annual Reports on Form 10-K for the year ended December 31, 1999 for each of the above-named trusts, and all amendments or documents relating thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 2000, at Aventura, Florida.

                                                /s/Joseph Ferrante
                                                     Joseph Ferrante

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POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Ralph Hellmold, appoints Robert E. Swanson and Martin V. Quinn, and each of them, as his true and lawful attorneys-in-fact with full power to act and do all things necessary, advisable or appropriate, in their discretion, to execute on his behalf as an Independent Trustee of Ridgewood Electric Power Trust II, Ridgewood Electric Power Trust III and Ridgewood Electric Power Trust IV, the Annual Reports on Form 10-K for the year ended December 31, 1999 for each of the above-named trusts, and all amendments or documents relating thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 2000, at Aventura, Florida.

                                                 /s/Ralph Hellmold
                                                     Ralph Hellmold

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POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Jonathan Kaledin, appoints Robert E. Swanson and Martin V. Quinn, and each of them, as his true and lawful attorneys-in-fact with full power to act and do all things necessary, advisable or appropriate, in their discretion, to execute on his behalf as an Independent Trustee of Ridgewood Electric Power Trust II, Ridgewood Electric Power Trust III and Ridgewood Electric Power Trust V, the Annual Reports on Form 10-K for the year ended December 31, 1999 for each of the above-named trusts, and all amendments or documents relating thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 2000, at Aventura, Florida.

                                                 /s/Jonathan Kaledin
                                                     Jonathan Kaledin